     As filed with the Securities and Exchange Commission on April 19, 2000.


                                                       Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                   ----------

                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

          Ohio                                                    34-0577130
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
           (Address of principal executive offices including zip code)

                            LONG-TERM INCENTIVE PLAN
                (AS AMENDED AND RESTATED AS OF DECEMBER 16, 1999)
                            (Full title of the plan)

                               William R. Burkhart
                    Senior Vice President and General Counsel
                            1835 Dueber Avenue, S.W.
                             Canton, Ohio 44706-2798
                     (Name and address of agent for service)

                                 (330) 438-3000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------------------------------------
       Title of                                       Proposed               Proposed
      Securities                Amount                 Maximum                Maximum               Amount of
         to be                   to be             Offering Price            Aggregate            Registration
     Registered(1)            Registered              Per Share           Offering Price               Fee
--------------------------------------------------------------------------------------------------------------
    Common Shares,
   without par value       3,000,000 shares        $15.8125(2)            $47,437,500(2)          $12,523.50
--------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers such additional Common Shares as may become issuable pursuant to the anti-dilution provisions of the Registrant's Long-Term Incentive Plan (As Amended and Restated as of December 16, 1999) (the "Plan").

(2) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Shares of the Registrant on the New York Stock Exchange on April 17, 2000.

     Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 333-02553 on Form S-8 as filed by the Registrant with the Securities and Exchange Commission on April 16, 1996 are incorporated herein by reference.

ITEM 8. EXHIBITS.

            The following Exhibits are being filed as part of this Registration
Statement:

            4(a)  Amended Articles of Incorporation of the Registrant (filed as
                  Exhibit 4(a) to the Registrant's Registration Statement No. 333-02553 on Form S-8 and incorporated herein by reference)

            (b)   Amended Code of Regulations of the Registrant (filed as
                  Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference)

            (c) The Timken Company Long-Term Incentive Plan (As Amended and Restated as of December 16, 1999)

            5     Opinion of Counsel

            23(a) Consent of Independent Auditors

            (b)   Consent of Counsel (included in Exhibit 5)

            24    Power of Attorney


                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 19th day of April, 2000.


                                             THE TIMKEN COMPANY


                                             By: /s/ Gene E. Little
                                                --------------------------
                                             Gene E. Little
                                             Senior Vice President - Finance

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                      TITLE                    DATE

*
--------------------------------- Director and Chairman and       April 18, 2000
W.R. Timken, Jr.                  Chief Executive Officer
                                  (Principal Executive Officer)


*
--------------------------------- Senior Vice President -         April 18, 2000
Gene E. Little                    Finance (Principal Financial
                                  and Accounting Officer)

*
--------------------------------- Director                        April 18, 2000
Stanley C. Gault

*
--------------------------------- Director                        April 18, 2000
James W. Griffith

*
--------------------------------- Director                        April 18, 2000
J. Clayburn LaForce, Jr.

*
--------------------------------- Director                        April 18, 2000
John A. Luke, Jr.

*
--------------------------------- Director                        April 18, 2000
Robert W. Mahoney

*
--------------------------------- Director                        April 18, 2000
Jay A. Precourt

*
--------------------------------- Director                        April 18, 2000
John M. Timken, Jr.

*
--------------------------------- Director                        April 18, 2000
Ward J. Timken

*
--------------------------------- Director                        April 18, 2000
Joseph F. Toot, Jr.

*
--------------------------------- Director                        April 18, 2000
Martin D. Walker

*
--------------------------------- Director                        April 18, 2000
Jacqueline F. Woods

* This registration statement has been signed on behalf of the above-named directors and officers of the Registrant by Gene E. Little, Senior Vice President - Finance of the Registrant, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as
   Exhibit 24 to this registration statement.

DATED:  April 19, 2000                        By: /s/ Gene E. Little
                                                  ----------------------------
                                              Gene E. Little, Attorney-in-Fact

                                  EXHIBIT INDEX

The following Exhibits are being filed as part of this Registration Statement:

4(a) Amended Articles of Incorporation of the Registrant (filed as Exhibit 4(a) to the Registrant's Registration Statement No. 333-02553 on Form S-8 and incorporated herein by reference)

(b) Amended Code of Regulations of the Registrant (filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference)

(c) The Timken Company Long-Term Incentive Plan (As Amended and Restated as of December 16, 1999)

5     Opinion of Counsel

23(a) Consent of Independent Auditors

(b)   Consent of Counsel (included in Exhibit 5)

24    Power of Attorney